BANDO McGLOCKLIN DECEMBER 31, 1996

                            (BANDO MCGLOCKLIN Logo)

             Bando McGlocklin Capital Corporation and Subsidiaries

                           CONSOLIDATED BALANCE SHEET

                                           DECEMBER 31,          June 30,
                                                   1996              1996
                                           ------------         ---------
ASSETS
Loans                                       $72,467,911      $77,136,508
Loan-backed certificates                      1,988,056        2,205,712
Common stock investments                      3,819,461        2,098,186
Less: reserve for losses                    (2,000,000)        (800,000)
Less: retained loan discount                (1,482,657)      (1,683,814)
                                            -----------      -----------
     Investments at fair value               74,792,771       78,956,592
Excess servicing asset                        1,555,231        1,771,597
Short-term securities at market value                 -          999,255
Investment in swap contracts at market value    444,257          707,602
Interest receivable                           1,369,674        1,323,787
Cash                                            349,870          332,389
Fixed assets - net                              281,045           58,177
Other assets - net                              656,518          536,529
                                            -----------      -----------
     TOTAL ASSETS                           $79,449,366      $84,685,928
                                            ===========      ===========

LIABILITIES, PREFERRED STOCK AND SHAREHOLDERS' EQUITY
Commercial paper                            $21,768,394      $24,288,887
Notes payable to banks                        9,700,000                -
                                            -----------      -----------
     Short-term borrowings                   31,468,394       24,288,887
Small Business Administration debenture               -       12,620,000
State of Wisconsin Investment Board
  note payable                                6,666,667        7,000,000
Loan participations with repurchase options   5,348,619        3,983,990
Other liabilities                             1,483,789        1,189,630
                                            -----------      -----------
     TOTAL LIABILITIES                       44,967,469       49,082,507
                                            -----------      -----------
Preferred Stock, 1 cent par value, 3,000,000
     shares authorized, 674,791 shares issued
     and outstanding after deducting 15,209
     shares in treasury                      16,908,025       16,908,025
                                            -----------      -----------
Common Stock and Other Shareholders' Equity
     Common stock, 6 2/3 cents par value,
       15,000,000 shares authorized, 3,955,744
       shares issued and outstanding, before
       deducting shares in treasury             263,716          263,716
     Additional paid-in capital              24,033,232       24,033,232
     Overdistributed net operating income   (2,423,044)        (211,962)
     Net unrealized appreciation (depreciation)
       on investments and securities            994,257         (92,398)
     Realized loss on investments           (2,031,676)      (2,034,579)
     Treasury stock, at cost
       (266,650 shares)                     (3,262,613)      (3,262,613)
                                            -----------      -----------
     TOTAL COMMON STOCK AND OTHER
       SHAREHOLDERS' EQUITY                  17,573,872       18,695,396
                                            -----------      -----------
     TOTAL LIABILITIES, PREFERRED STOCK,
       COMMON STOCK AND OTHER SHAREHOLDERS'
       EQUITY                               $79,449,366      $84,685,928
                                            ===========      ===========
     Net asset value per share                    $4.76            $5.07
                                            ===========      ===========

The accompanying notes are an integral part of the financial statements.

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                SIX MONTHS ENDED          Year Ended June 30,
                               DECEMBER 31, 1996           1996          1995
                               -----------------           ----          ----
OPERATING INCOME:
     Interest on loans                $3,702,185     $8,471,061   $10,071,440
                                      ----------     ----------    ----------
     Interest on short-term securities    19,135         57,144        87,716
     Premium (expense) income           (15,209)         78,978         8,805
     Other income                        255,562        447,963       428,573
                                      ----------     ----------    ----------
     TOTAL OPERATING INCOME            3,961,673      9,055,146    10,596,534
                                      ----------     ----------    ----------
OPERATING EXPENSES:
     Interest expense                    987,376      3,399,344     5,519,492
     Salaries and employee benefits      616,871      1,140,817       824,943
     Other operating expenses            897,860        972,783       722,957
                                      ----------     ----------    ----------
     TOTAL OPERATING EXPENSES          2,502,107      5,512,944     7,067,392
                                      ----------     ----------    ----------
Net operating income                   1,459,566      3,542,202     3,529,142
Realized gain (loss) on investments        2,903        (2,651)   (2,031,928)
Change in unrealized appreciation/
     depreciation on investments
     and securities                    1,086,655      (327,995)     1,500,681
                                      ----------     ----------    ----------
Net operating income, realized gain
     (loss) on investments and change in
     unrealized appreciation/depreciation
     on investments and securities    $2,549,124     $3,211,556    $2,997,895
                                      ==========     ==========    ==========

The accompanying notes are an integral part of the financial statements.


           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                                                                                  NET UNREALIZED
                                                               (OVERDISTRIBUTED)    APPRECIATION
                                                    ADDITIONAL    UNDISTRIBUTED   (DEPRECIATION)       REALIZED
                                         COMMON        PAID-IN    NET OPERATING   ON INVESTMENTS (LOSS) GAIN ON    TREASURY
                                          STOCK        CAPITAL           INCOME   AND SECURITIES    INVESTMENTS       STOCK
                                      ---------    -----------    -------------   --------------   ------------    ---------
BALANCE, JUNE 30, 1994                 $261,590    $23,810,341       $311,323     ($1,265,084)         $5,091             $-
                                     ----------    -----------     ----------     ------------     ----------     ----------
Proceeds from exercise of
    stock options                         1,078        113,179              -                -              -              -
Purchase of treasury stock                    -              -              -                -              -      (566,250)
Net operating income                          -              -      3,529,142                -              -              -
Change in unrealized depreciation
    on investments and securities             -              -              -        1,500,681              -              -
Realized loss on investments                  -              -              -                -    (2,031,928)              -
Cash dividends-$1.00 per share                -              -    (3,916,153)                -        (5,091)              -
                                     ----------    -----------     ----------     ------------     ----------     ----------

BALANCE, JUNE 30, 1995                  262,668     23,923,520       (75,688)          235,597    (2,031,928)      (566,250)
                                     ==========    ===========     ==========     ============     ==========     ==========
Proceeds from exercise of
  stock options                           1,048        109,712              -                -              -              -
Purchase of treasury stock                    -              -              -                -              -    (2,696,363)
Net operating income                          -              -      3,542,202                -              -              -
Change in unrealized appreciation
  on investments and securities               -              -              -        (327,995)              -              -
Realized loss on investments                  -              -              -                -        (2,651)              -
Cash dividends-$.96 per share                 -              -    (3,678,476)                -              -              -
                                     ----------    -----------     ----------     ------------     ----------     ----------
BALANCE, JUNE 30, 1996                  263,716     24,033,232      (211,962)         (92,398)    (2,034,579)    (3,262,613)
                                     ==========    ===========     ==========     ============     ==========     ==========
Net operating income                          -              -      1,459,566                -              -              -
Change in unrealized depreciation
  on investments and securities               -              -              -        1,086,655              -              -
Realized gain on investments                  -              -              -                -          2,903              -
Cash dividends-$.995 per share                -              -    (3,670,648)                -              -              -
                                     ----------    -----------     ----------     ------------     ----------     ----------
BALANCE, DECEMBER 31, 1996             $263,716    $24,033,232   ($2,423,044)         $994,257   ($2,031,676)   ($3,262,613)
                                     ==========    ===========     ==========     ============     ==========     ==========

The accompanying notes are an integral part of the financial statements.


                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                           SIX MONTHS ENDED           Year Ended June 30,
                                                          DECEMBER 31, 1996           1996           1995
                                                         ------------------         ------         ------
Cash Flows from Operating Activities:
  Net operating income, realized gain (loss)
    on investments and change in
    unrealized appreciation/depreciation
    on investments and securities                                $2,549,124     $3,211,556     $2,997,895
  Loans made                                                   (23,791,873)   (42,890,223)   (39,385,802)
  Principal collected on loans                                   13,537,343     23,736,708     23,586,361
  Loans sold                                                     15,140,783     28,087,037     33,644,334
  Premium income-net                                                 15,209       (78,978)        (8,805)
  Certificate purchased from trust                                        -    (1,213,315)    (1,294,198)
  Loans purchased                                                         -      (449,615)              -
  Real estate sold                                                        -        216,000              -
  Purchase of short-term securities                                       -      (899,255)              -
  Proceeds from maturity of securities                              999,255        150,000     15,400,000
  Adjustments to reconcile net operating
    income, realized gain (loss) on investments
    and change in unrealized appreciation/
    depreciation on investments and securities to
    net cash provided by operating activities:
      Change in unrealized appreciation/depreciation
        on investments and securities                           (1,086,655)        327,995    (1,500,681)
      Amortization                                                   96,743         86,739         80,270
      Depreciation                                                 (19,384)         25,655         25,421
      Increase (decrease) in cash due to changes in:
        Interest receivable                                        (45,887)      (135,783)      (266,599)
        Other assets                                              (420,216)      (201,798)      (129,530)
        Other liabilities                                           294,159      (136,262)         59,256
                                                                -----------     ----------    -----------
NET CASH PROVIDED BY OPERATIONS                                   7,268,601      9,836,461     33,207,922
                                                                -----------     ----------    -----------
Cash Flows from Financing Activities:
  Increase (decrease) in short-term borrowings                    7,179,507        (3,435)    (9,024,189)
  Proceeds from loan participations with
    repurchase options-net                                        1,364,629      3,983,990              -
  Repayment of SWIB notes                                         (333,333)    (7,333,334)    (1,333,333)
  Repayment of SBA debentures                                  (12,620,000)              -      (560,000)
  Decrease in notes payable to bank                                       -              -   (17,600,000)
  Dividend received from BMIC                                       828,725              -              -
  Dividends paid                                                (3,670,648)    (3,678,476)    (3,921,244)
  Proceeds from exercise of stock options                                 -        110,760        114,257
  Repurchase of common stock                                              -    (2,696,363)      (566,250)
  Repurchase of preferred stock                                           -              -      (341,975)
                                                                -----------     ----------    -----------
NET CASH USED IN FINANCING ACTIVITIES                           (7,251,120)    (9,616,858)   (33,232,734)
                                                                -----------     ----------    -----------
Net increase (decrease) in cash                                      17,481        219,603       (24,812)
Cash, beginning of year                                             332,389        112,786        137,598
                                                                -----------     ----------    -----------
Cash, end of year                                                  $349,870       $332,389       $112,786
                                                                ===========     ==========    ===========


Supplemental Disclosure of Cash Flow Information:
  Interest paid                                                 $ 1,777,806    $ 3,680,381     $5,373,395
                                                                ===========     ==========    ===========

The accompanying notes are an integral part of the financial statements.


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Bando McGlocklin Capital Corporation (the "Company") was incorporated in February 1980 and was registered as a closed-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company provides long term secured loans to finance the growth, expansion and modernization of small businesses. Prior to March 26, 1993, the Company operated as a small business investment company ("SBIC"), licensed under the Small Business Investment Act of 1958.

On March 26, 1993, the Company completed the formation of a holding company structure by transferring substantially all of its assets (including its license to operate as an SBIC) and liabilities to Bando McGlocklin Small Business Investment Corporation ("BMSBIC"), a wholly owned subsidiary of the Company. BMSBIC was registered as an investment company under the 1940 Act and makes loans to small business concerns qualifying under the SBIC program.

On May 5, 1993, the Company formed Bando McGlocklin Investment Company ("BMIC"), a wholly owned subsidiary of the Company. In May 1993, a partially developed real estate parcel was transferred at fair value to BMIC. The parcel was previously accounted for as real estate owned.

On March 3, 1994, the Company formed Bando McGlocklin Small Business Lending Corporation ("BMSBLC"), a wholly owned subsidiary of the Company. On June 13, 1994, BMSBLC was registered as a non-diversified closed-end management investment company under the 1940 Act. BMSBLC made loans to small business concerns qualifying under the SBA 7(a) Loan Guarantee Program. BMSBLC filed a plan of liquidation as of November 30, 1996. All assets and liabilities were transferred to the Company as of December 1, 1996.

On December 27, 1996, BMSBIC filed Articles of Amendment to Restate Articles of Incorporation to change its name to BMSBLC at the close of the day on December 31, 1996. For the sake of clarity in these financial statements, the subsidiary now named BMSBLC will continue to be referred to as BMSBIC in these notes. References to BMSBLC will be to the subsidiary liquidated on November 30, 1996.

At the close of the day on December 31, 1996, BMSBIC surrendered its Small Business Administration ("SBA") license. BMSBIC will continue to make loans to small businesses. Effective January 2, 1997, the Company and BMSBIC deregistered as investment companies under the 1940 Act. The Company will continue to operate as a registrant under the Securities Act of 1933. In 1997, the Company intends to capitalize a banking subsidiary.

BASIS OF PRESENTATION

These financial statements are prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements as of and for the periods presented include the accounts of the Company, BMSBIC and BMSBLC, its wholly owned registered investment company subsidiaries, after elimination of intercompany balances and transactions. BMIC is not a registered investment company under the 1940 Act and as a result, is not consolidated.

TREASURY STOCK

Preferred stock has been reduced by the cost of shares acquired for treasury. The common treasury stock is shown as a reduction in shareholders' equity at cost.

INVESTMENT VALUATION

Under the 1940 Act, unrestricted securities, such as short-term securities, are to be valued at current market value. In addition, the Company's investment swap contracts are also valued at market value. Loans, loan-backed certificates, real estate owned and common stock investments (including BMIC) are stated at "fair value" as determined in good faith by the Board of Directors.

The valuation of loans to small business concerns, loan-backed certificates, real estate owned and common stock investments is based on the Board of Directors' evaluation of the financial condition of the borrowers and/or the underlying collateral. The values assigned are considered to be the amounts which could be realized in the normal course of business which anticipates the Company holding the loans to maturity and realizing the face values of the loans. Fair value of the loans normally corresponds to cost unless adverse factors lead to a determination of fair value at a lower amount. In such instances, a loss reserve is established to reduce the carrying value to fair value, as determined by the Board of Directors. Amounts which might ultimately be realized on loans and the Company's other investments may be less than the valuations herein.

Following deregistration from the 1940 Act in 1997, for financial statement purposes loans and loan-backed certificates will be stated at unpaid principal balance unless reserves for impairment are considered necessary.

When a portion of a loan is sold, the basis of the retained portion of the loan is discounted by the differential between the face amount of the sold portion of the loan and the relative market value of the sold portion of the loan. This difference is referred to as the retained loan discount. The relative market value is determined by the expected cash flows discounted with assumptions made on prepayments and rate of return. At the time of sale, premium income is reduced by the retained loan discount. The retained loan discount is amortized over the life of the underlying loan. When a loan is prepaid, the remaining retained loan discount is recognized as an increase to interest income. When a loan is sold, the remaining retained loan discount is included as a reduction to the basis of the underlying loan.

EXCESS SERVICING ASSET

The excess servicing asset represents the unamortized balance of the present valued cash flows of the interest rate differential resulting from the sale of a loan with servicing rights retained. The interest rate differential is the difference between the interest rate on the underlying loan and the interest rate paid to the purchaser on the sold portion after considering normal servicing fees and transaction fees. This amount is amortized over the life of the underlying loan, subject to periodic review of prepayment speeds.

INTEREST RATE SWAP AGREEMENTS

The Company enters into interest rate swap agreements as a means of managing its interest rate exposure. The differential to be paid or received on all interest rate swap agreements is accrued as interest rates change and is recognized over the life of the agreements. Those agreements which are considered to be investments are accounted for at market value on the consolidated balance sheet.

FIXED ASSETS

Fixed assets are stated at cost and are depreciated using the straight-line method for financial statement purposes and accelerated methods for income tax purposes.

RECOGNITION OF INTEREST INCOME

Interest income is recorded on the accrual basis to the extent that management anticipates that such amounts will be collected. In all other cases, no entry is made to accrue interest, but the unpaid interest is monitored, and interest is recorded upon receipt.

PREMIUM (EXPENSE) INCOME

Premium (expense) income represents the differential at the time a portion of a loan is sold between the present valued excess servicing income on the sold portion and the retained loan discount, and subsequent to sale, amortization of the retained loan discount and excess servicing asset.

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS

Realized gains or losses are recorded upon disposition of investments, calculated based upon the difference between the proceeds and the cost basis determined using the specific identification method. Payments made to modify the terms of investment swap contracts are also accounted for as a realized loss on investments. All other changes in the value of investments, including the provision for losses, are included as changes in the unrealized appreciation or depreciation in the consolidated statement of operations.

INCOME TAXES

The Company, BMSBIC and BMSBLC qualified as regulated investment companies ("RICs") meeting certain requirements under the Internal Revenue Code (the "Code") for the six months ended December 31, 1996. As such, the Company, BMSBIC and BMSBLC are not subject to income tax on investment company taxable income which has been distributed to shareholders. Subsequent to December 31, 1996, the Company intends to qualify as a real estate investment trust ("REIT") under the Code. Under REIT status, the Company will continue to not be subject to income tax on taxable income which is distributed to shareholders. Due to the change in status, the Company has changed its year end to December 31 for both tax and financial reporting purposes.

In order to qualify as RICs under the Code, the Company, BMSBIC and BMSBLC must separately, (a) derive at least 90% of their gross income from dividends, interest, gains from the sale or other disposition of securities and other income related to the Company's, BMSBIC's and BMSBLC's business of investing in securities, (b) derive less than 30% of their gross income from the sale or other disposition of securities held for less than three months, and (c) the Company's, BMSBIC's and BMSBLC's investments must be diversified as defined by the Code. During the six months ended December 31, 1996, the Company, BMSBIC and BMSBLC qualified as RICs by meeting the aforementioned requirements. In 1995, BMSBLC failed to meet the asset diversification requirement of the Code and as a result, its income was subject to federal and state taxes.

In order to qualify as a REIT under the Code, the Company, together with its qualified REIT subsidiaries, among other requirements, must meet certain annual income and quarterly asset diversification tests including not holding the securities of any one issuer valued at more than 5% of total assets, and not holding more than 10% of the outstanding voting securities of any one issuer.

During the year ended June 30, 1995, the Company made payments to modify the terms of certain investment swap contracts which resulted in a $2,031,928 realized loss for financial statement purposes. For tax purposes, the realized loss will be amortized over four years. As a result, ordinary taxable income was reduced by $355,721 for the six months ended December 31, 1996 and $820,598 and $631,698 for fiscal years 1996 and 1995, respectively. In 1997, ordinary taxable income will be reduced by $223,911. Primarily as a result of this amortization for tax purposes, $746,362 of the $3,678,476 in common stock dividends paid by the Company in the year ended June 30, 1996 was return of capital.

As of December 31, 1996, the Company recognized a $2,550,000 capital gain for tax purposes on one of its common stock investments. (See Note 2.) This amount was fully distributed in the six months ended December 31, 1996. For financial reporting purposes this amount was included in net unrealized appreciation/depreciation on investments and securities.

Note 2

LOANS AND COMMON STOCK INVESTMENTS

The Company's exposure to loss in the event of nonperformance by the borrower is represented by the outstanding principal amount of the loans. Substantially all loans are fully secured by first or second mortgages on owner-occupied real estate. Approximately 90% of the Company's loan portfolio at December 31, 1996 is comprised of loans to borrowers located within the State of Wisconsin.

The Company routinely monitors its loan portfolio for evidence of loan impairment. A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan. Historically impairment has not been an indicator of loss. As of December 31, 1996 and June 30, 1996, loans with balances aggregating $2,560,434 and $3,039,906, respectively, were considered impaired. In determining the fair value of the impaired loans, the Board of Directors looks to the underlying collateral. A loss reserve is established if the estimated value of the underlying collateral is insufficient to cover the impaired loan. At December 31, 1996, a loss reserve of $1,383,730 was recorded on impaired loans totaling $1,580,791. At June 30, 1996, a loss reserve of $583,729 was recorded on impaired loans totaling $1,444,791. The average impaired loan balance during the six months ended December 31, 1996 was $2,860,073. The accrued interest on the impaired loans totals $51,223 at December 31, 1996 and is considered fully collectible.

The Company's loan portfolio consists primarily of variable-rate loans with terms of five to fifteen years. The Company writes interest rate caps for terms not exceeding five years on certain variable-rate loans to meet the financing needs of its borrowers. Interest rate caps written by the Company enable borrowers to modify or reduce their interest rate risk. The Company is exposed to interest rate risk to the extent that its cost of funds exceeds the interest rate caps. Interest rate caps do not represent exposure to credit loss for the Company in that they do not affect the outstanding principal amounts of the loans.

The Company has made loans which have outstanding balances at December 31, 1996 of $4,480,053 to Bando McGlocklin Real Estate Investment Corporation, a related party. The Company has a loan outstanding in the amount of $1,345,631 as of December 31, 1996 to the contractor that built an office building for Bando McGlocklin Real Estate Investment Corporation from which the Company leases space.

Under SBA regulations, investments in and loans to any single small business concern were limited to 20% of BMSBIC's private capital (common stock and additional paid-in capital). At December 31, 1996, this limitation totaled $4,884,305. At December 31, 1996, BMSBIC had loans outstanding to a single borrower in excess of this regulatory limit. Prior to surrender of its SBA license, BMSBIC would not have been eligible for additional SBA financing until it rectified the violation.

In addition to BMIC, common stock investments include 51% equity interests in two BMSBIC borrowers which were acquired as a result of loan workout situations. Loans to these two BMSBIC borrowers totaled $3,766,091 as of December 31, 1996. In addition, BMSBIC received management fees of $232,500 in the six months ending December 31, 1996 of which $192,500 related to prior periods. At December 31, 1996, a value of $2,550,000 has been attributed to the equity investment in one of these entities based upon a third party appraisal. The other common stock investment is valued at $0. Management intends to dispose of these two common stock investments in the next several years.

Undisbursed construction loan commitments and lines of credit totaled $4,121,506 at December 31, 1996.

Note 3

LOANS SOLD

Since 1994, the Company has sold loans to third parties. The table on page 9 summarizes the sales and the outstanding balance of loans sold.

The Company also sells loans with the option to repurchase them at a later date. As of December 31, 1996 and June 30, 1996, the balance of loan participations with repurchase options was $5,384,619 and $3,983,990, respectively. These sales have been accounted for as secured financings.

For the loans sold with no recourse, the Company is susceptible to loss on the loans up to the percentage of the retained interest to the extent the underlying collateral is insufficient in the event of nonperformance by the borrower. The Company's retained interest is subordinated to the portion sold. For the loans sold with full recourse, the Company is susceptible to loss equal to the total principal balance of the loan to the extent the underlying collateral is insufficient in the event of nonperformance. No associated loss reserve has been established as of December 31, 1996 for loans which have been sold.

Under the terms of the agreements, the Company retains servicing rights for the entire loan. (See Note 5.) As servicer and provider of recourse, certain agreements require the Company to comply with various covenants, including the maintenance of net worth. As of December 31, 1996, the Company was in compliance with these covenants.

PRINCIPAL BALANCE SOLD   PERCENTAGE     PRINCIPAL BALANCE SOLD     RECOURSE
AT DATE OF SALE             SOLD         AT DECEMBER 31, 1996     PROVISION
---------------          ----------      --------------------     ----------
During the six months ended December 31, 1996:
 $9,809,709                  90%            $9,649,400              100%
  3,790,000                 100%             3,769,795              None
    550,000                  58%               546,846              None
    197,795                  75%               196,977              None
-----------                                -----------
$14,347,504                                $14,163,018

During the year ended June 30, 1996:
$15,991,581                  90%           $15,047,626              100%
  1,671,644               68-85%             1,606,422              None
  1,757,275                 100%             1,734,819              None
-----------                                -----------
$19,420,500                                $18,388,867

During the year ended June 30, 1995:
$13,222,580                  85%           $12,217,157              100%
 10,343,932                  90%             6,969,867              100%
  2,837,677               80-85%             1,959,447              None
  1,455,000                  75%                     -              None
  1,605,175                 100%                     -              None
-----------                                -----------
$29,464,364                                $21,146,471

During the year ended June 30, 1994:
$10,397,410                  75%            $3,127,172              None
-----------                                -----------

Note 4

LOAN-BACKED CERTIFICATES

During the years ended June 30, 1996 and June 30, 1995, the Company sold loans to a trust, which issued two classes of certificates as noted in the table below.

                        A                              B
PRINCIPAL BALANCE  CERTIFICATE   A CERTIFICATE    CERTIFICATE  A CERTIFICATE
 SOLD AT             SOLD TO     INTEREST RATE AT   SOLD TO       BALANCE AT
DATE OF SALE       THIRD PARTY    DEC. 31, 1996     COMPANY     DEC. 31, 1996
------------       -----------    -------------     --------    -------------
During the year ended June 30, 1996:
 $8,666,538         $7,453,223      7.063%(1)<F1> $1,213,315      $6,102,114
 ----------         ----------                    ----------      ----------

During the year ended June 30, 1995:
 $6,540,358         $5,246,160       8.00%(2)<F2> $1,294,198      $4,032,231
 ----------         ----------                    ----------      ----------

(1)<F1>The interest rate will be reset monthly based upon the 30-day London Interbank Offered Rate (LIBOR) plus one and one-half percent.
(2)<F2>The interest rate will be reset every three years based upon the three-year U.S. Treasury Bond yield plus one and one-half percent.

The B Certificates purchased by the Company are subordinated to the A Certificates. The B Certificates receive all excess interest after expenses. The Company has risk equal to the B Certificates' principal balances to the extent the underlying collateral is insufficient in the event of nonperformance by the borrowers. At December 31, 1996, no associated loss reserve has been established. Under the terms of the Pooling and Servicing Agreements, the Company retains servicing rights for all the loans sold. (See Note 5.)

Note 5

EXCESS SERVICING ASSET

The Company has retained the servicing rights on each of the loans it has sold to third parties. By retaining the right to service the loan, the Company earns an interest rate spread equal to the difference between the interest rate on the loan and the interest rate paid to the purchaser on the sold portion (this difference is referred to as the "Servicing Spread").

The value of this excess servicing asset has been estimated based upon the present valued cash flow of the Servicing Spread after considering the effects of estimated prepayments, normal servicing fees and transaction fees. The value of the excess servicing asset is recognized as premium income at the time of the sale and is concurrently capitalized on the consolidated balance sheet. It is then amortized over the life of the loan. If actual cash flows exceed the excess servicing asset, the Company will recognize additional income in excess of the value of the excess servicing asset. A shorter loan life than that estimated at the time the excess servicing asset was established will result in the carrying value of the excess servicing asset being written down through a charge to earnings.

The carrying value of the excess servicing asset is analyzed quarterly by the Company to determine whether prepayment and default experience has any impact on this carrying value.

Note 6

SHORT-TERM SECURITIES

Short-term securities are used to invest idle cash. Short-term securities having a maturity of less than 90 days are stated at cost (which approximates market value). At December 31, 1996, the Company held no short-term securities.

Note 7

SHORT-TERM BORROWINGS

Commercial paper is issued for working capital purposes with maturities of up to 90 days. The average yield on commercial paper outstanding at December 31, 1996 was 5.75%.

BMSBIC has entered into three loan agreements with certain banks. The current loan agreements provide for a maximum of $32,500,000 less the outstanding principal amount of commercial paper. Two facilities bear interest at the prime rate while the other facility bears interest at the 30-, 60- or 90-day LIBOR plus one and three-eighths percent. Interest is payable monthly, and the loan agreements expire on October 31, 1997. BMSBIC is also required to pay an availability fee to each bank for the use of these facilities. The banks are party to an Intercreditor Agreement which grants each party a proportionate security interest in substantially all of BMSBIC's assets which are not securing long-term debt. (See Note 8). At December 31, 1996, under these agreements, the outstanding principal balance was $9,700,000.

Note 8

LONG-TERM DEBT

SMALL BUSINESS ADMINISTRATION DEBENTURE

This debenture had a maturity in November, 1997 and an interest rate of 10.35%. On September 3, 1996 the debenture was prepaid. A prepayment penalty of $261,234 was expensed in other operating expenses during the six month period ended December 31, 1996.

STATE OF WISCONSIN INVESTMENT BOARD NOTES PAYABLE

On July 9, 1990, BMSBIC entered into an agreement with the State of Wisconsin Investment Board ("SWIB") providing for a term note of $10,000,000 bearing interest at 10.1%. This note was prepaid as of January 30, 1996. A prepayment penalty of $285,000 was expensed in other operating expenses during the year ended June 30, 1996.

On November 7, 1991, BMSBIC borrowed an additional $10,000,000 from SWIB pursuant to a term note which bears interest at a fixed rate of 9.05% per year through its maturity. The note is payable in equal quarterly installments of $166,667 with a final payment of unpaid principal due on November 7, 2006, and is secured by specific loans. At December 31, 1996, the outstanding principal balance was $6,666,667.

REVOLVING LINE OF CREDIT

On August 9, 1993, BMSBIC entered into a revolving line of credit facility with a single bank providing for a maximum amount of $5,000,000. Outstanding borrowings under this facility were at the prime rate announced from time to timeby such bank. Outstanding indebtedness under this facility was secured by specific loans of BMSBIC. On September 30, 1994, BMSBIC terminated this facility.

NOTES PAYABLE TO BANKS

On April 12, 1994, BMCC entered into a credit agreement with a bank for a maximum amount of $5,000,000 which was secured by specific loans. On September 29, 1994, the note was paid in full.

On May 19, 1994, BMSBIC entered into an additional credit agreement with the bank for a maximum amount of $15,000,000 which was secured by specific loans. On June 28, 1995, the note was paid in full.

The SWIB agreements and the loan agreements described in Note 7 contain restrictions on BMSBIC's new indebtedness, acquisition of its common stock, return of capital dividends, past due loans, and realized losses on loans, and require maintenance of collateral, minimum equity and loan-to-debt ratios, among others. As of December 31, 1996, BMSBIC was in compliance with all such requirements.

Future annual maturities of long-term debt as of December 31, 1996 are as follows:

1997             $666,667
1998              666,666
1999              666,667
2000              666,666
2001              666,667
Later Years     3,333,334
               ----------
               $6,666,667
               ==========

Based on the borrowing rates currently available to BMSBIC for loans with similar maturities, the estimated fair market value of the long-term debt at December 31, 1996 was approximately $6.8 million.

Note 9

INTEREST RATE SWAPS

The Company enters into interest rate swap agreements primarily as a means of managing interest rate risk. To the extent that the Company's variable-rate loans which include loans sold off balance sheet are funded with fixed-rate debt, the Company is subject to interest rate risk. To reduce interest rate risk, the Company enters into certain interest rate swaps designed to convert variable-rate loans into fixed-rate loans. Although these swaps reduce interest rate risk, the potential for profit or loss on interest rate swaps still exists depending upon fluctuations in interest rates. In addition, the Company enters into interest rate swaps in an attempt to further manage interest rate risk resulting from interest rate movements.

In accordance with applicable accounting principles, the Company's interest rate swap agreements are held for purposes other than trading and are further classified as either hedges or as investment contracts. Both hedges and investment contracts have the potential for profit and loss. Hedges are accounted for using the designation method, which matches the swaps with the assets that are being hedged. When the designated asset matures, or is sold, extinguished or terminated, the hedge would be reclassified as an investment. Accounting principles dictate that those contracts not meeting hedge criteria be classified as investments and marked-to-market with any associated unrealized gain or loss recorded in the financial statements, whereas those contracts meeting hedge criteria are not to be classified as investments or marked-to-market in the financial statements. On December 31, 1996 and June 30, 1996, the investment contracts at market resulted in an unrealized gain of $444,257 and $707,602, respectively, which was recorded as a component of net unrealized appreciation (depreciation) on investments and securities.

The average notional amount of investment swaps outstanding during the six months ended December 31, 1996 and the twelve months ended June 30, 1996 was $124,178,570 and $142,750,000, respectively.


                                     COMPANY     COUNTERPARTY       CURRENT INTEREST RATES PAID     ORIGINAL NOTIONAL    EXPIRATION
                                                                    ----------------------------
       COUNTERPARTY                  PAYMENT       PAYMENT         BY COMPANY     BY COUNTERPARTY        AMOUNT             DATE
       -------------                 --------      --------        -----------    ----------------       -------            -----
Firstar Bank Milwaukee, N.A.         Floating      Fixed           5.65625%(3)<F5>      8.77000%      $10,000,000(6)     06/30/97
 Milwaukee, Wisconsin                                                                                           <F8>
Firstar Bank Milwaukee, N.A.         Floating      Fixed           5.60547%(3)<F5>      6.53000%      $17,500,000        07/07/97
 Milwaukee, Wisconsin
Firstar Bank Milwaukee, N.A.         Floating      Fixed           5.60547%(3)<F5>      6.84700%      $31,500,000        07/07/97
 Milwaukee, Wisconsin
Firstar Bank Milwaukee, N.A.(1)<F3>  Floating      Floating        5.53516%(3)<F5>      6.14410%(4)   $25,000,000        09/16/97
 Milwaukee, Wisconsin                                                                          <F6>
First Bank National Association      Floating      Fixed           5.82031%(2)<F4>      10.20000%     $12,600,000        09/23/97
 Minneapolis, Minnesota
Firstar Bank Milwaukee, N.A.(1)<F3>  Floating      Floating        5.60547%(3)<F5>      6.17247%(5)   $35,000,000        10/06/97
 Milwaukee, Wisconsin                                                                          <F7>
Firstar Bank Milwaukee, N.A.         Floating      Fixed           5.59375%(2)<F4>      8.50270%      $ 5,000,000        12/11/97
 Milwaukee, Wisconsin
Norwest Bank Minnesota, N.A.         Floating      Fixed           5.53516%(3)<F5>      5.29000%      $15,000,000        09/16/98
 Minneapolis, Minnesota
First Bank National Association(1)   Floating      Fixed           5.64063%(7)<F9>      9.20000%      $18,000,000(8)     06/16/99
 Minneapolis, Minnesota       <F3>                                                                             <F10>
LaSalle National Bank                Floating      Fixed           5.59375%(3)<F5>      6.34000%      $5,400,000         03/21/01
 Chicago, Illinois
Firstar Bank Milwaukee, N.A.         Floating      Fixed           5.68440%(3)<F5>      7.43500%      $10,325,000(9)     09/28/01
 Milwaukee, Wisconsin                                                                                          <F11>
LaSalle National Bank                Floating      Fixed           5.54688%(3)<F5>      7.60000%      $5,000,000         03/10/05
 Chicago, Illinois
LaSalle National Bank                Floating      Fixed           5.50000%(3)<F5>      6.66000%      $5,250,000(10)     05/23/05
 Chicago, Illinois                                                                                             <F12>
LaSalle National Bank                Floating      Fixed           5.59375%(3)<F5>      6.50000%      $5,000,000(11)     09/29/05
 Chicago, Illinois                                                                                             <F13>
LaSalle National Bank                Floating      Fixed           5.50000%(3)<F5>      7.09000%      $12,500,000        09/05/06
 Chicago, Illinois

(1)<F3>Investment swap.
(2)<F4>Adjusted every six months to the six-month LIBOR then in effect.
(3)<F5>Adjusted every three months to the three-month LIBOR then in effect.
(4)<F6>Adjusted every three months to the three-month LIBOR then in effect plus a premium, currently at .60894%, subject to a 25 basis point maximum increase at each adjustment period.
(5)<F7>Adjusted every three months to the three-month LIBOR then in effect plus a premium, currently at .567%, subject to a 25 basis point maximum increase at each adjustment period.
(6)<F8>The notional amount decreases by $166,667 each quarter and was $5,666,658 at December 31, 1996.
(7)<F9>Adjusted every month to the one-month LIBOR then in effect.
(8)<F10>The notional amount decreases by $83,333 each quarter and was $5,416,677 at December 31, 1996. $2,666,667 of this contract was designated as a hedge;
 $2,750,000 was accounted for as an investment.
(9)<F11>The notional amount decreases by $166,667 each quarter and was $6,825,000 at December 31, 1996.
(10)<F12>The notional amount decreases by $100,000 each quarter and was $4,650,000 at December 31, 1996.
(11)<F13>The notional amount decreases by $75,000 each quarter and was $4,625,000 at December 31, 1996.


Based on quoted market valuations, the estimated market value of the hedge swaps at December 31, 1996 and June 30, 1996 was approximately $1.9 million and $1.2 million, respectively.

The table on page 11 summarizes the interest rate swap agreements in effect at December 31, 1996. No funds were borrowed or are to be repaid under these arrangements.

As a result of hedge arrangements, the Company recognized a $732,066, $1,382,751 and $1,193,506 reduction in interest expense for the six months ended December 31, 1996, and fiscal years 1996 and 1995, respectively. In addition, the Company recognized $445,568, $412,129, and $73,239 reduction in interest expense for the six months ended December 31, 1996, and fiscal years 1996 and 1995, respectively, as a result of the investment swap contracts.

During the year ended June 30, 1995, the Company made payments to modify the terms of certain investment swaps which resulted in a $2,031,928 realized loss for financial reporting purposes. The modifications resulted in a $1,581,321 reduction to interest expense in the year ended June 30, 1995, as compared with what would have been recorded absent the modifications.

The Company may be susceptible to risk with respect to interest rate swap agreements to the extent of nonperformance by the financial institutions participating in the interest rate swap agreements. However, the Company does not anticipate nonperformance by these counterparties.

Note 10

MANDATORILY REDEEMABLE PREFERRED STOCK

On October 20, 1993, the Company issued 690,000 shares of Adjustable Rate Cumulative Preferred Stock, Series A in a public offering at $25.00 per share less an underwriting discount of $1.0625 per share and other issuance costs amounting to $295,221. The preferred stock is redeemable, in whole or in part at the option of the Company, on any dividend payment date during the periods from July 1, 2001 to June 30, 2003 and from July 1, 2006 to June 30, 2008 at $25 per share plus accrued and unpaid dividends. Any shares of preferred stock not redeemed prior to July 1, 2008 are subject to mandatory redemption on that date by the Company at a price of $25 plus accrued dividends. Dividends on the preferred stock are paid quarterly at the annual rate of 7.625%, which is subject to adjustment effective for the five-year periods commencing July 1, 1998 and July 1, 2003. Through December 31, 1996, the Company purchased 15,209 shares for treasury.

Based on quoted market prices, the estimated fair market value of the preferred stock outstanding as of December 31, 1996 was approximately $16.3 million.

Note 11

RETIREMENT PLANS

The Company maintains a profit sharing plan in accordance with Section 401(k) of the Code and a money purchase plan covering all of its employees to provide for their retirement. Participants in the 401(k) plan may elect to have the Company make contributions to their accounts through payroll deductions ranging from 2% to 10% of the participant's total cash compensation up to the maximum amounts permitted by the Code. Contributions by the Company to the 401(k) plan are dependent both upon the Company's earnings and upon decisions made by the Compensation Committee of the Board of Directors. The Company is obligated to make contributions to its money purchase plan in amounts equal to 5% of each participant's total cash compensation. All contributions are funded currently. Total contributions by the Company to the 401(k) and money purchase plans for the six months ended December 31, 1996, and the fiscal years ended June 30, 1996 and 1995 were $29,180, $56,407, and $47,826, respectively.

The Company provides additional supplemental retirement benefits for two executive officers. Such benefits totaled $71,683 for the six months ended December 31, 1996 and $194,882 for the year ended June 30, 1996. No supplemental benefits were expensed in the year ended June 30, 1995. The payments were made in the sole discretion of the outside members of the Board of Directors.

Note 12

STOCK OPTION PLANS

The Company has three stock option plans: the 1987 Stock Option Plan, the 1990 Stock Option Plan and the 1993 Stock Option Plan (the "Plans"). In accordance with the Plans' provisions, the exercise prices for stock options may not be less than the fair market value of the optioned stock at the date of grant. The exercise price of the options granted in 1995 and 1996 was equal to the market value of the stock on the date of grant. All of the options are "incentive stock options" as defined under Section 422 of the Code. All options must be exercised within ten years of the date of grant.

Additional information relating to the Plans is shown at right.

The Company adopted the disclosure only option under Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation. If the accounting provisions of the new statement had been adopted as of the beginning of fiscal 1996, the effect on net income for the year ended June 30, 1996 and the six months ended December 31, 1996 would have been immaterial.


                                           FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED            FOR THE YEAR ENDED
STOCK OPTION PLANS                              DECEMBER 31, 1996                 JUNE 30, 1996                JUNE 30, 1995
------------------                              -----------------              ----------------              ----------------
                                                 NUMBER   AVERAGE              NUMBER   AVERAGE              NUMBER   AVERAGE
                                                     OF    OPTION                  OF    OPTION                  OF    OPTION
                                                OPTIONS     PRICE             OPTIONS     PRICE             OPTIONS     PRICE
                                               --------   -------            --------   -------            --------   -------
Options outstanding at July 1, 1996,
  1995 and 1994, respectively                   153,924    $10.37             147,144     $9.92             149,551     $8.92
  Options granted                                15,500     11.25              22,500     11.00              30,000     14.50
  Options exercised                                   -         -            (15,720)      7.05            (16,157)      7.07
  Options terminated unexercised                      -         -                   -         -            (16,250)     12.00
                                               --------   -------           ---------   -------            --------   -------
Options outstanding at December 31, 1996,
  June 30, 1996 and June 30, 1995,
  respectively                                  169,424     10.45             153,924     10.37             147,144      9.92
Options available for grant
  at December 31, 1996, June 30, 1996
  and June 30, 1995, respectively                55,430         -              70,930         -              93,430         -
                                               --------   -------           ---------   -------            --------   -------
TOTAL RESERVED SHARES                           224,854         -             224,854         -             240,574         -
                                               --------   -------           ---------   -------            --------   -------
Options exercisable at December 31, 1996,
  June 30, 1996 and June 30, 1995,
  respectively                                   46,780     $8.58              46,780     $8.58              47,968     $7.66
                                               --------   -------           ---------   -------            --------   -------


                   OPTIONS OUTSTANDING          OPTIONS EXERCISABLE
               ---------------------------      -------------------
                       REMAINING   AVERAGE                  AVERAGE
EXERCISE                 AVERAGE  EXERCISE                 EXERCISE
PRICE RANGE    SHARES LIFE (YEARS)   PRICE       SHARES       PRICE
-----------    ------  ---------  --------      -------    --------
$6.50-8.50      73,876       3.1     $7.60       36,436       $7.19
$11.00-14.50    95,548       8.0    $12.66       10,344      $13.49
               -------      ----    ------      -------      ------
Total          169,424       5.9    $10.45       46,780       $8.58
               =======                          =======

Note 13

RESTRICTIONS ON INTERCOMPANY CASH TRANSFERS

The Company is subject to limitations regarding the amount of cash which can be transferred to it from BMSBIC in the form of loans, advances or dividends without the consent of a third party. Without prior approval of the SBA, BMSBIC was prohibited from making distributions to the Company other than periodic payments out of "Retained Earnings Available for Distribution," as defined by the SBA (consisting of the sum of undistributed net operating income, realized gains and losses on investments and unrealized depreciation on investments and securities). At December 31, 1996, BMSBIC had negative "Retained Earnings Available for Distribution." BMSBIC had obtained SBA approval to distribute net operating income to the Company for tax purposes. Similarly, pursuant to covenants contained in its debt agreements, BMSBIC is prohibited from declaring or paying any dividend on its common stock which would constitute a return-of-capital dividend for income tax purposes.

At December 31, 1996 and June 30, 1996, the condensed financial statements of the Company (on an unconsolidated basis) are shown on page 14.

                                           DECEMBER 31,              JUNE 30,
BALANCE SHEET, UNCONSOLIDATED                      1996                  1996
-----------------------------              ------------              --------
ASSETS
Investments at fair value                   $10,922,911            $7,968,326
Excess servicing asset                          549,655               312,501
Investments in subsidiaries                  22,854,176            25,516,827
Short-term securities                                 -               100,000
Notes receivable from subsidiaries                    -             1,403,666
Other assets-net                              1,028,342               552,269
                                            -----------           -----------
  TOTAL ASSETS                              $35,355,084           $35,853,589
                                            ===========          ============
Other liabilities                               873,187               250,168
Preferred stock (less treasury stock)        16,908,025            16,908,025
Shareholders' equity                         17,573,872            18,695,396
                                            -----------           -----------
  TOTAL LIABILITIES, PREFERRED STOCK AND
    SHAREHOLDERS' EQUITY                    $35,355,084           $35,853,589
                                            ===========           ===========

                                            FOR THE SIX               FOR THE
STATEMENT OF OPERATIONS,                   MONTHS ENDED            YEAR ENDED
UNCONSOLIDATED                        DECEMBER 31, 1996         JUNE 30, 1996
--------------                        -----------------         -------------
Interest income                                $465,379            $1,119,127
Equity in income of subsidiaries              2,744,717             5,351,987
Premium (expense) income                        (8,815)                52,938
Other income                                     53,491                66,989
                                            -----------           -----------
  TOTAL OPERATING INCOME                      3,254,772             6,591,041
                                            -----------           -----------
Interest expense                                667,909             1,358,422
Other operating expenses                      1,127,297             1,690,417
                                            -----------           -----------
  TOTAL OPERATING EXPENSES                    1,795,206             3,048,839
                                            -----------           -----------
Net operating income                          1,459,566             3,542,202
Realized gain on investments                      2,903                     -
Change in unrealized appreciation/
 depreciation on investments and
 securities                                     811,947               343,643
                                            -----------           -----------
Net operating income, realized gain
 on investments and change in unrealized
 appreciation/depreciation on investments
 and securities                              $2,274,416            $3,885,845
                                             ==========            ==========

                                            FOR THE SIX               FOR THE
STATEMENT OF CASH FLOWS                    MONTHS ENDED            YEAR ENDED
UNCONSOLIDATED                        DECEMBER 31, 1996         JUNE 30, 1996
--------------                       ------------------         -------------
Net Cash Provided by Operations              $2,955,395            $6,388,466
Net Cash Used in Financing Activities       (2,841,923)           (6,264,079)
                                            -----------           -----------
Net Increase in Cash                            113,472               124,387
Cash, beginning of year                         227,766               103,379
Cash transferred from BMSBLC to BMCC                487                     -
                                            -----------           -----------
Cash, end of year                              $341,725              $227,766
                                            -----------           -----------

CONSOLIDATED SCHEDULE OF INVESTMENTS
LOANS, LOAN-BACKED CERTIFICATES AND COMMON STOCK INVESTMENTS

                                                      UNPAID
                                                   PRINCIPAL
LOANS(1)<F14>                       NUMBER           BALANCE
TYPE OF BUSINESS                  OF LOANS           OR COST            VALUE
----------------                 ---------        ----------       ----------
Wholesale Goods                         24        $7,945,216       $7,812,960
Fabricated Metal Products               16         8,654,715        8,584,505
Industrial Machinery                    46        18,794,532       18,594,990
Services                                25         4,721,127        4,513,045
Commercial Printing                     30         8,108,672        7,855,236
Rubber Products                          2           190,247          150,102
Instruments and Related Products         8         2,544,897        1,150,098
Construction                            12         4,292,195        4,260,802
Electronic Equipment                     7         3,526,554        3,500,505
Retail                                  11         1,630,161        1,416,844
Manufacturing-Miscellaneous             14         7,317,641        6,877,498
Transportation                           8         4,548,434        4,534,049
Miscellaneous                            3           193,520          171,496
                                      ----       -----------      -----------
                                       206        72,467,911       69,422,130

LOAN-BACKED CERTIFICATES                 2         1,988,056        1,767,450
COMMON STOCK INVESTMENTS                 3         3,819,461        3,603,191
                                      ----       -----------      -----------
                                       211       $78,275,428      $74,792,771
                                      ====       ===========      ===========
Percentage of total assets                                                94%
                                                                         ====

(1)<F14>Loans to small business concerns bear interest primarily at variable rates ranging from 8% to 11.25% and are generally payable in installments with final maturities of up to 20 years. Loans made by the Company are primarily secured by a first or second mortgage on real estate. Names have been omitted as disclosures to the public may be detrimental to the small business concern.


                                FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS
                                                     ENDED          Year Ended June 30,
PER SHARE OPERATING PERFORMANCE                 DECEMBER 31,
--------------------------------                ------------
                                                        1996      1996      1995      1994
                                                      ------    ------    ------    ------
Net asset value, beginning of period                   $5.07     $5.58     $5.89     $6.35
Net investment income                                   0.40      0.92      0.90      1.00
Net realized and unrealized gains or losses
    on investments                                      0.29    (0.09)    (0.13)    (0.23)
                                                      ------   -------   -------   -------
Total from investment operations                        0.69      0.83      0.77      0.77
Other capital transactions(2)<F16>                         -    (0.38)    (0.08)    (0.23)
Less distributions to common shareholders
    Dividends (from net investment income)            (0.31) (0.96)(8)    (1.00)    (1.00)
                                                                  <F22>
    Distributions (from capital gains)                (0.69)         -         -         -
                                                      ------   -------   -------   -------
Total distributions                                   (1.00)    (0.96)    (1.00)    (1.00)

Net asset value, end of period                         $4.76     $5.07     $5.58     $5.89
                                                      ======    ======   =======   =======
Per share market value, end of period                 $11.25    $11.00    $12.00    $16.25
Total investment return(3)<F17>                    10.74%(4)   (0.86)%  (19.37)%    30.84%
                                                         <F18>
                                                      ------   -------   -------   -------
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)            $17,574   $18,695   $21,748   $23,123
Ratio of expenses to average net assets(5)<F19>    26.78%(6)    26.97%    32.92%    20.86%
Ratio of net operating income to average                 <F20>
    net assets                                     15.62%(6)    17.33%    16.44%    16.30%
                                                        <F20>
Portfolio turnover rate(7)<F21>                       20.45%    73.42%    50.95%    27.04%
                                                      ------   -------   -------   -------

(1)<F15>May 31, 1987 to June 30, 1987. The Company's initial registration statement under the Securities Act was declared effective on May 13, 1987. Data for the interim period from May 13, 1987 to May 31, 1987 are not available.
(2)<F16>The amounts set forth reflect treasury stock activities and stock option exercises at amounts in excess of or less than net asset value, the decrease in net asset value resulting from costs from sale of the preferred stock in 1994, and the increase in net asset value of $2.04 and $0.84 per share for fiscal 1993 and for fiscal 1991, respectively, resulting from the sale of shares of Common Stock in public offerings in fiscal 1993 and fiscal 1991 at per share prices in excess of the Company's net asset value per share.
(3)<F17>The returns set forth assume the purchase of Common Stock at the market price at the beginning of the period and a sale at the market price on the last day of the period and assume the reinvestment of common dividends, distributions and returns of capital.
(4)<F18>Non-annualized.
(5)<F19>The expense amount used for calculating the ratios includes interest expense incurred by the Company for each period.
(6)<F20>Annualized.
(7)<F21>Calculated for each period by dividing (a) the lesser of new loans
 (including refinancings) or loan payments and maturities (including refinancings) for the period by (b) the monthly average of loans for the period.
(8)<F22>For tax purposes, approximately $0.20 of the dividends distributed in the year ended June 30, 1996 were return of capital.



                                                  SIX MONTHS
                                                       ENDED                       Year Ended June 30,
PER SHARE OPERATING PERFORMANCE                 DECEMBER 31,
--------------------------------                ------------
                                                        1993      1992      1991      1990      1989      1988   1987(1)<F15>
                                                      ------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of period                   $4.19     $4.29     $3.57     $4.12     $4.34     $4.56     $4.63
Net investment income                                   1.01      0.88      0.83      0.74      0.63      0.60      0.03
Net realized and unrealized gains or losses
    on investments                                      0.03    (0.14)    (0.07)    (0.51)    (0.17)    (0.21)    (0.10)
                                                      ------   -------   -------   -------   -------   -------   -------
Total from investment operations                        1.04      0.74      0.76      0.23      0.46      0.39    (0.07)
Other capital transactions(2)<F16>                      2.04      0.04      0.84         -         -         -         -

Less distributions to common shareholders
    Dividends (from net investment income)            (0.92)    (0.88)    (0.88)    (0.78)    (0.68)    (0.61)         -
Distributions (from capital gains)                         -         -         -         -         -         -         -
                                                      ------   -------   -------   -------   -------   -------   -------
Total distributions                                   (0.92)    (0.88)    (0.88)    (0.78)    (0.68)    (0.61)         -

Net asset value, end of period                         $6.35     $4.19     $4.29     $3.57     $4.12     $4.34     $4.56
                                                     =======   =======    ======   =======    ======   =======   =======
Per share market value, end of period                 $12.75    $13.25     $9.00     $8.50     $7.25    $6.625    $6.875
Total investment return(3)<F17>                        3.40%    54.91%    17.11%    27.30%    11.33%     5.78%  7.84%(4)<F18>
                                                      ------   -------   -------   -------   -------   -------   -------

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)            $24,340   $11,512   $11,554    $7,297    $8,424    $8,882    $9,326
Ratio of expenses to average net assets(5)<F19>       20.97%    52.28%    78.23%    89.39%    66.83%    40.97% 28.95%(6)<F20>
Ratio of net operating income to average
    net assets                                        16.68%    20.46%    19.84%    18.57%    15.08%    13.61%  7.94%(6)<F20>
Portfolio turnover rate(7)<F21>                       12.37%    11.22%    10.36%    16.91%    15.76%    13.05% 38.14%(6)<F20>
                                                      ------   -------   -------   -------   -------   -------   -------

(1)<F15>May 31, 1987 to June 30, 1987. The Company's initial registration statement under the Securities Act was declared effective on May 13, 1987. Data for the interim period from May 13, 1987 to May 31, 1987 are not available.
(2)<F16>The amounts set forth reflect treasury stock activities and stock option exercises at amounts in excess of or less than net asset value, the decrease in net asset value resulting from costs from sale of the preferred stock in 1994, and the increase in net asset value of $2.04 and $0.84 per share for fiscal 1993 and for fiscal 1991, respectively, resulting from the sale of shares of Common Stock in public offerings in fiscal 1993 and fiscal 1991 at per share prices in excess of the Company's net asset value per share.
(3)<F17>The returns set forth assume the purchase of Common Stock at the market price at the beginning of the period and a sale at the market price on the last day of the period and assume the reinvestment of common dividends, distributions and returns of capital.
(4)<F18>Non-annualized.
(5)<F19>The expense amount used for calculating the ratios includes interest expense incurred by the Company for each period.
(6)<F20>Annualized.
(7)<F21>Calculated for each period by dividing (a) the lesser of new loans
 (including refinancings) or loan payments and maturities (including refinancings) for the period by (b) the monthly average of loans for the period.
(8)<F22>For tax purposes, approximately $0.20 of the dividends distributed in the year ended June 30, 1996 were return of capital.

The accompanying notes are an integral part of the financial statements.


                          CONSOLIDATING BALANCE SHEET

DECEMBER 31, 1996                                       BMCC         BMSBIC   ELIMINATIONS   CONSOLIDATED
------------------                               -----------    -----------  -------------  -------------
ASSETS
Loans                                             $5,838,861    $66,629,050             $-    $72,467,911
Loan-backed certificates                           1,988,056              -              -      1,988,056
Common stock investments                           3,819,461              -              -      3,819,461
Less: reserve for losses                           (216,270)    (1,783,730)              -    (2,000,000)
Less: retained loan discount                       (507,197)      (975,460)              -    (1,482,657)
                                                  ----------    -----------     ----------   ------------
  Investments at fair value                       10,922,911     63,869,860              -     74,792,771
Excess servicing asset                               549,655      1,005,576              -      1,555,231
Investments in subsidiary                         22,854,176              -   (22,854,176)              -
Investment in swap contracts at market value               -        444,257              -        444,257
Interest receivable                                  253,665      1,116,009              -      1,369,674
Cash                                                 341,725          8,145              -        349,870
Fixed assets -net                                    274,846          6,199              -        281,045
Other assets -net                                    158,106        520,456       (22,044)        656,518
                                                  ----------    -----------     ----------   ------------
  TOTAL ASSETS                                   $35,355,084    $66,970,502  ($22,876,220)    $79,449,366
                                                 ===========    ===========   ============   ============
LIABILITIES, PREFERRED STOCK AND
SHAREHOLDERS' EQUITY
Commercial paper                                          $-    $21,768,394            $ -    $21,768,394
Notes payable to banks                                     -      9,700,000              -      9,700,000
                                                  ----------    -----------     ----------   ------------
  Short-term borrowings                                    -     31,468,394              -     31,468,394
SWIB note payable                                          -      6,666,667              -      6,666,667
Loan participations with repurchase options                -      5,348,619              -      5,348,619
Notes payable to subsidiary                           22,044              -       (22,044)              -
Other liabilities                                    851,143        632,646              -      1,483,789
                                                  ----------    -----------     ----------   ------------
  TOTAL LIABILITIES                                  873,187     44,116,326       (22,044)     44,967,469
                                                  ----------    -----------     ----------   ------------
Preferred stock                                   16,908,025              -              -     16,908,025
                                                  ----------    -----------     ----------   ------------
Common Stock and Other Shareholders' Equity:
  Common stock                                       263,716     24,421,525   (24,421,525)        263,716
  Additional paid-in capital                      24,033,232              -              -     24,033,232
  (Overdistributed) undistributed net
    operating income                             (4,154,344)      1,806,703       (75,403)    (2,423,044)
  Net unrealized appreciation (depreciation)
    on investments and securities                    690,978    (1,339,473)      1,642,752        994,257
  Realized (loss) gain on investments                  2,903    (2,034,579)              -    (2,031,676)
  Treasury stock, at cost                        (3,262,613)              -              -    (3,262,613)
                                                  ----------    -----------     ----------   ------------
  TOTAL COMMON STOCK AND
  OTHER SHAREHOLDERS' EQUITY                      17,573,872     22,854,176   (22,854,176)     17,573,872
                                                 ===========    ===========   ============    ===========
  TOTAL LIABILITIES, PREFERRED STOCK,
  COMMON STOCK AND OTHER
  SHAREHOLDERS' EQUITY                           $35,355,084    $66,970,502  ($22,876,220)    $79,449,366
                                                 ===========   ============   ============    ===========


                     CONSOLIDATING STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 1996              BMCC         BMSBIC        BMSBLC*   ELIMINATIONS   CONSOLIDATED
                                                                              <F23>
-----------------------------------         --------     ----------      ---------  -------------  -------------
OPERATING INCOME:
  Interest on loans                         $465,379     $3,146,364        $90,442             $-     $3,702,185
  Interest on loan to subsidiary              12,350              -              -       (12,350)              -
  Equity in income of subsidiary           2,744,717              -              -    (2,744,717)              -
  Interest on short-term securities           11,765          6,546            824              -         19,135
  Premium (expense) income                   (8,815)        (9,550)          3,156              -       (15,209)
  Other income                                29,376        212,853         13,333              -        255,562
                                          ----------     ----------       --------    -----------     ----------
    TOTAL OPERATING INCOME                 3,254,772      3,356,213        107,755    (2,757,067)      3,961,673
                                          ----------     ----------       --------    -----------     ----------
OPERATING EXPENSES:
  Interest expense                           667,909        319,467              -              -        987,376
  Interest expense on loan from parent             -              -         12,350       (12,350)              -
  Salaries and employee benefits             601,360          1,157         14,354              -        616,871
  Other operating expenses                   525,937        342,964         28,959              -        897,860
                                          ----------     ----------       --------    -----------     ----------
    TOTAL OPERATING EXPENSES               1,795,206        663,588         55,663       (12,350)      2,502,107
                                          ----------     ----------       --------    -----------     ----------
Net operating income                       1,459,566      2,692,625         52,092    (2,744,717)      1,459,566
Realized gain on investments                   2,903              -              -              -          2,903
Change in unrealized appreciation/
  depreciation on investments
  and securities                             811,947    (1,463,346)              -      1,738,054      1,086,655
                                          ----------     ----------       --------    -----------     ----------
Net operating income, realized gain
  on investments and change in
  unrealized appreciation/depreciation
  on investments and securities           $2,274,416     $1,229,279        $52,092   ($1,006,663)     $2,549,124
                                          ==========     ==========       ========    ===========     ==========

*<F23>For the five-month period ended November 30, 1996.

BMCC--Bando McGlocklin Capital Corporation
BMSBIC--Bando McGlocklin Small Business Investment Corporation
BMSBLC--Bando McGlocklin Small Business Lending Corporation
SBA--Small Business Administration
SWIB--State of Wisconsin Investment Board


                       CONSOLIDATING STATEMENT OF CASH FLOWS

SIX MONTHS ENDED DECEMBER 31, 1996              BMCC         BMSBIC        BMSBLC*   ELIMINATIONS   CONSOLIDATED
                                                                              <F24>
----------------------------------           -------       --------      ---------  -------------   ------------
Cash Flows from Operating Activities:
  Net operating income, realized gain
    on investments and change in unrealized
    appreciation/depreciation on investments
    and securities                        $2,274,416     $1,229,279        $52,092   ($1,006,663)     $2,549,124
  Loans made                             (5,269,882)   (18,521,991)              -              -   (23,791,873)
  Principal collected on loans               631,872     12,877,651         27,820              -     13,537,343
  Loans sold                               4,340,000     10,602,988        197,795              -     15,140,783
  Premium income-net                           8,815          9,550        (3,156)              -         15,209
  Proceeds from maturity of securities       100,000              -        899,255              -        999,255
  Adjustments to reconcile net operating income,
    realized gain on investments and
    change in unrealized appreciation/depreciation
    on investments and securities to net cash
    provided by operating activities:
      Change in unrealized appreciation/depreciation
        on investments and securitie       (811,947)      1,463,346              -    (1,738,054)    (1,086,655)
      Amortization                            25,591         48,452         22,700              -         96,743
      Depreciation                            10,315       (29,699)              -              -       (19,384)
      Increase (decrease) in cash due to changes in:
        Interest receivable                 (90,211)         59,346       (15,022)              -       (45,887)
        Other assets                       (245,368)      (175,472)            624              -      (420,216)
        Other liabilities                    619,632      (293,014)       (32,459)              -        294,159
        Payable to parent                          -              -    (1,087,443)      1,087,443              -
        Payable to subsidiary                     11              -              -           (11)              -
        Receivable from parent                     -           (11)              -             11              -
        Receivable from subsidiary         1,087,443              -              -    (1,087,443)              -
        Undistributed net operating
          income of subsidiaries             274,708              -              -      (274,708)              -
                                          ----------     ----------       --------   ------------    -----------
NET CASH PROVIDED BY OPERATIONS            2,955,395      7,270,425         62,206    (3,019,425)      7,268,601
                                          ----------     ----------       --------   ------------    -----------
Cash Flows from Financing Activities:
  Increase in short-term borrowings                -      7,179,507              -              -      7,179,507
  Proceeds from loan participations
    with repurchase options-net                    -      1,364,629              -              -      1,364,629
  Repayment of SWIB notes                          -      (333,333)              -              -      (333,333)
  Repayment of SBA debenture                       -   (12,620,000)              -              -   (12,620,000)
  Dividend received from BMIC                828,725              -              -              -        828,725
  Dividends paid                         (3,670,648)              -              -              -    (3,670,648)
  Distribution to parent                           -    (2,909,162)      (110,263)      3,019,425              -
                                          ----------     ----------       --------   ------------    -----------
NET CASH USED IN FINANCING
  ACTIVITIES                             (2,841,923)    (7,318,359)      (110,263)      3,019,425    (7,251,120)
                                          ----------     ----------       --------   ------------    -----------
Net increase (decrease) in cash              113,472       (47,934)       (48,057)              -         17,481
Cash, beginning of year                      227,766         56,079         48,544              -        332,389
Cash transferred from BMSBLC to BMCC             487              -          (487)              -              -
                                          ----------     ----------       --------   ------------    -----------
Cash, end of year                           $341,725         $8,145             $-             $-       $349,870
                                          ==========     ==========       ========   ============    ===========

*<F24>For the five-month period ended November 30, 1996.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Bando McGlocklin Capital
Corporation

In our opinion, the accompanying consolidated balance sheet of Bando McGlocklin Capital Corporation and its subsidiaries (the "Company"), including the consolidated schedule of investments as of December 31, 1996, and the related consolidated statements of operations, of changes in shareholders' equity, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Company at December 31, 1996 and June 30, 1996, and the results of their operations and their cash flows for the six months ended December 31, 1996 and for each of the two years in the period ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996 and for each of the nine years in the period ended June 30, 1996 and for the period May 31, 1987 through June 30, 1987, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of selected loan balances by correspondence with the borrowers (and the application of alternative auditing procedures where confirmations were not received), provide a reasonable basis for the opinion expressed above.

As indicated in Note 1, effective January 2, 1997, the Company deregistered as an investment company under the Investment Company Act of 1940. In addition, as indicated in Note 1, subsequent to December 31, 1996, the Company intends to qualify as a real estate investment trust under the Internal Revenue Code.

Our audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information on pages 18-20 is presented for purposes of additional analysis rather than to present financial position, results of operations and cash flows of the individual companies. Accordingly, we do not express an opinion on the financial position, results of operations and cash flows of the individual companies. However, the consolidating information on pages 18-20 has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Milwaukee, Wisconsin
February 19, 1997

CORPORATE & INVESTOR INFORMATION

DIVIDEND REINVESTMENT PLAN

Any holder of record of Common Stock may elect to participate in the Bando McGlocklin (the Company) Dividend Reinvestment Plan (DRP). Under the DRP, participating shareholders may elect to have their dividends automatically invested in Common Stock. The DRP also allows participants to purchase Common Stock with supplemental cash deposits of between $25 and $3,000 per quarter.

The DRP is administered by, and additional information regarding the DRP may be obtained from, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, telephone (414) 765-5000. To participate in the DRP, eligible shareholders must sign and deliver to Firstar Trust Company an authorization form. This form may be obtained from Firstar Trust Company or from Bando McGlocklin Capital Corporation. A shareholder may terminate participation in the DRP by delivering written notice to Firstar Trust Company.

Reinvested Common Stock dividends and supplemental cash deposits of DRP participants are commingled and used to purchase Common Stock. Currently, the DRP's requirements for shares are being met through open market purchases. Upon the purchase of additional shares by the DRP in each quarter, each participant's account is credited with that number of shares, including fractions computed to three decimal points, equal to the amount invested on behalf of such participant divided by the applicable weighted average purchase price. Dividends reinvested under the DRP are subject to Federal income tax as though they had been actually paid in cash to the participant. Each participant is also subject to Federal income taxation on his or her pro rata share of any brokerage commissions paid by the Company in connection with the DRP.

DIVIDEND DATE       RECORD DATE
November 15         November 5
January 31          December 31
May 15              May 5
August 15           August 5

MARKET MAKERS
Robert W. Baird & Co. Incorporated
Dain Bosworth Incorporated
A.G. Edwards & Sons Inc.
Frederick & Company, Inc.
Hamilton Investments, Inc.
Stifel, Nicolaus & Company Incorporated

NASDAQ STOCK MARKET
Common Stock Symbol: BMCC
Preferred Stock Symbol: BMCCP

TRANSFER AGENT
Firstar Trust Company
Milwaukee, Wisconsin

BOARD OF DIRECTORS
George R. Schonath
Chairman of the Board

Jon McGlocklin
President

Salvatore L. Bando
Robert A. Cooper
Peter A. Fischer
David A. Geraldson, Sr.
Albert O. Nicholas

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Milwaukee, Wisconsin

GENERAL COUNSEL
Foley & Lardner
Milwaukee, Wisconsin

FOR FURTHER INFORMATION
If you would like to be added to our mailing list or receive additional copies of the Company's December 31, 1996 Report, Dividend Reinvestment Plan or Form N-2 filed with the Securities and Exchange Commission, please call Carolyn Barbian, administrative assistant, at (414) 523-4300 or write: Bando McGlocklin Capital Corporation P.O. Box 190, Pewaukee, WI 53072-0190.

Bando McGlocklin Capital Corporation
W239 N1700 Busse Rd.
Waukesha, WI 53188

Mailing Address:
P.O. Box 190
Pewaukee, WI 53072-0190

Telephone (414) 523-4300
Facsimile (414) 523-4193

(c)1997 Bando McGlocklin